SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________



  Date of Report (Date of earliest event reported) June 5, 2000
                    BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


   Pennsylvania                   0-10822                   25-1229323
 (State of other jurisdiction  (Commission File Number)   (IRS Employer
    of incorporation)                                   Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)













Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today that the second module of its modular premarket approval application (PMA) submission for the Diasensor 2000 was submitted to the FDA. This module includes the results of testing conducted to verify that the Diasensor meets electrical and mechanical standards for safety and effectiveness as required by the FDA. Also contained in Module Two is a summary of previous clinical study results along with a description of how the Company's glucose monitor will be used by patients.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  June 5, 2000






                                                  BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                          Media
Diane McQuaide                                     Susan Taylor
1.412.429.0673  phone                              1.412.429.0673 phone
1.412.279.9690  fax                                1.412.279.5041 fax



   BIOCONTROL SUBMITS SECOND MODULE FOR DIASENSOR 2000 TO FDA


     Pittsburgh, PA (June 5, 2000) - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that the second module of its modular premarket approval application (PMA) submission for the Diasensor 2000 was submitted to the FDA. This module includes the results of testing conducted to verify that the Diasensor meets electrical and mechanical standards for safety and effectiveness as required by the FDA. Also contained in Module Two is a summary of previous clinical study results along with a description of how the Company's glucose monitor will be used by patients.
     Module One of the Company's PMA submission, which contained a description of Biocontrol's manufacturing methods, facilities and controls, including design controls as required by FDA regulations, was previously submitted.
     The Diasensor 2000 model is similar to the Diasensor 1000 but has software and hardware enhancements to provide for its use within a telemedicine healthcare management program for people with diabetes.
     The Company has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. The company's subsidiaries include Diasensor.com, ViaCirQ, Inc. and Petrol Rem, Inc. All are located in Pittsburgh, PA.





WEB SITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:       1-800-357-6204

   This press release contains statements of a forward-looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.
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